UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-4098

Name of Registrant:	Vanguard Chester Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2005 - Mach 31, 2006

Item 1:	Reports to Shareholders

Vanguard® PRIMECAP Fund

› Semiannual Report

March 31, 2006

>	Vanguard PRIMECAP Fund earned 11.5% during the six months ended March 31, outpacing the returns of the broad market and the fund’s target benchmark, as well as the average return of the fund’s multi-cap growth fund peers.

>	Strong stock selection drove performance in the fund’s four largest sectors: information technology, health care, industrials, and consumer discretionary.

>	The broad U.S. stock market returned 8.0%, with small-capitalization stocks generally outperforming larger stocks.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund's Expenses	23
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2006
Total Return

Vanguard PRIMECAP Fund

Investor Shares	11.5%

Admiral™ Shares[1]	11.5

S&P 500 Index	6.4

Average Multi-Cap Growth Fund[2]	9.2

Your Fund’s Performance at a Glance:
September 30, 2005 – March 31, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains

Vanguard PRIMECAP Fund

Investor Shares	$64.79	$69.78	$0.386	$1.908

Admiral Shares	67.28	72.44	0.472	1.980

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard PRIMECAP Fund returned 11.5% for the fiscal half-year ended March 31, 2006. The fund outperformed the returns of the broad U.S. stock market, the fund’s target benchmark—the Standard & Poor’s 500 Index—and the average multi-cap growth fund. Excellent stock selection was the engine behind the fund’s impressive absolute and relative performance.

Please note that as of March 31, the fund remained closed to new investors. Existing shareholders may make additional purchases of up to $25,000 per year.

Stocks soared in the new year as positive reports mounted

In the fiscal half-year, stocks staged a performance in two acts: From October through December, returns stayed modest, but the first three months of 2006 saw a sharp rise in stock prices. First-quarter economic news included a jump in U.S. economic growth from 2005‘s already strong level; a surge in consumer confidence that paralleled growth in new jobs; and growth in corporate earnings that was expected to hit double digits for the 16th consecutive quarter.

Markets rewarded the good news handsomely. Continuing a trend of recent years, small-cap stocks in the United States led large-caps; reversing recent trends, the U.S. small-caps also outperformed broad international markets.

2

However, Japanese and emerging markets continued to dominate other market segments.

Moves in the U.S. bond market signaled a return to normalcy

On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, the 15th consecutive rate increase since June 2004. During most of 2005, short-term rates followed the Fed’s moves but, in a bond market anomaly, long-term rates held steady. In the first quarter of 2006, however, rate movements followed a more typical pattern, rising in concert across the maturity spectrum. In this environment, shorter-term securities outperformed long-term bonds, and municipal issues generally outperformed corporate securities.

Stock selection boosted returns in your fund’s largest sectors

Much of Vanguard PRIMECAP Fund’s success versus the benchmark S&P 500 Index came from its concentration in four market segments: information technology, health care, industrials, and consumer discretionary. In each sector, the fund distinguished itself with excellent stock selection, handily outpacing the returns produced by these same industry groups in the broader market.

PRIMECAP’s tech holdings, which make up the largest portion of the fund, posted impressive results as a number of large holdings in software and communications equipment firms soared. On an absolute basis, the return of the fund’s health care sector was less impressive, but these

Market Barometer	Total Returns Periods Ended February 28, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	6.7%	13.2%	4.7%

Russell 2000 Index (Small-caps)	15.2	25.8	12.6

Dow Jones Wilshire 5000 Index (Entire market)	8.0	15.0	6.0

MSCI All Country World Index ex USA (International)	14.6	28.1	11.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	-0.1%	2.3%	5.1%

Lehman Municipal Bond Index	1.0	3.8	5.2

Citigroup 3-Month Treasury Bill Index	1.9	3.5	2.1

CPI

Consumer Price Index	0.5%	3.4%	2.5%

1 Annualized.

3

stocks were also an important contributor to the fund’s strong relative performance. This contribution largely reflected PRIMECAP’s concentrated, long-standing position in the biotech firm Biogen Idec. A closer look at this investment allows us to trace the strategy of the fund’s advisor, PRIMECAP Management Company, over an extended time.

Recall from last year’s letters that Biogen Idec’s stock lost almost half its value in a single day in February 2005, when the company withdrew a promising multiple sclerosis (MS) therapy from the market due to safety concerns. When the news hit the market, many investors sold in a panic. Rather than racing for the exits, however, the PRIMECAP management team remained invested. The advisors pointedly select stocks based on careful, fundamental research of companies’ longer-term growth potential. In the advisors’ estimation, while the withdrawal of the MS drug from the market altered the landscape, it did not derail their investment thesis.

This long-term perspective (a key component in any successful investment strategy) provides the advisors with the confidence to withstand bumps in the road. Since last year, the news regarding the MS drug has turned increasingly positive. Biogen Idec remains one of the fund’s largest holdings and returned nearly 20% during the fiscal half-year.

While health care and technology stocks have long occupied prominent positions in the PRIMECAP portfolio, the advisor also realized value in unexpected corners of

Annualized Expense Ratios1
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Average Multi-Cap Growth Fund

PRIMECAP Fund	0.45%	0.31%	1.65%

1	Fund expense ratios reflect the six months ended March 31, 2006. Peer group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

the market during the past six months. The fund’s industrials sector, for example, returned over 28%, driven by concentrated positions in transportation-related stocks such as airlines, railroads, and air-freight companies—basic industries that dominated the corporate landscape long before biotech was a concept. And in the consumer discretionary group, the advisor’s stock selections positioned the fund to take advantage of growth in the retail and media categories.

The significance of a closed fund for existing investors

It has now been over two years since Vanguard closed PRIMECAP Fund to new investors. This may be frustrating for those who wish to start new positions in the fund. For existing investors, however, the closure should provide reassurance. When a fund compiles an impressive performance record (as PRIMECAP has done over the past two decades), it inevitably attracts new investors. But just as steering a ship through a rocky channel is more difficult with a heavy cargo, managing a fund that is absorbing rapid and heavy flows of new cash can be a challenge.

Turning away would-be investors is a decision made all too rarely in the mutual fund industry. But Vanguard’s unique structure allows us to put the interests of our existing shareholders first. Vanguard is owned by our funds, which in turn, are owned by you—the shareholder.

Vanguard’s stewardship of the funds is our highest responsibility. In the case of PRIMECAP Fund, this demands that we preserve the portfolio’s character as a relatively concentrated investment in mid-and large-cap growth stocks; of course, the fund benefits from the unique insights of PRIMECAP Management Company. We believe the fund plays an important role in a portfolio that is balanced and diversified across stock, bond, and money market funds.

Thank you for entrusting your assets to Vanguard.

John J. Brennan
Chairman and Chief Executive Officer
April 12, 2006

5

Advisor’s Report

The U.S. stock market produced positive returns across the capitalization spectrum during the past six months. Vanguard PRIMECAP Fund returned 11.5%, outpacing the benchmark Standard & Poor’s 500 Index and the average return of competing multi-cap growth funds.

The investment environment

The Federal Reserve Board raised its target for the federal funds rate four times—totaling 1 percentage point—during the fiscal half-year. The latest hike, on March 28, marked the 15th time the Fed has raised rates in the past two years. We remain cautiously optimistic about economic growth—provided, of course, that the Fed does not overextend its current course of action.

At the same time, we have some concerns regarding the U.S. consumer. Higher interest rates are becoming a drag on discretionary spending, as two primary sources of liquidity for homeowners in recent years—mortgage refinancing and home-equity-line withdrawals—have decreased significantly. Moreover, many homeowners who refinanced during the last several years with low adjustable-rate mortgages will be forced to refinance as the fixed-rate period on their existing loans expires. In addition, consumers may feel the crunch of higher gasoline and heating costs, and the recently mandated increases for minimum payments on credit-card balances.

In our view, current market valuations are undervaluing growth stocks and, in many cases, overvaluing value stocks. In examining the price/earnings (P/E) ratios of equities, we observe that the difference between the P/E ratios of the top and bottom quartiles is currently near a 15-year low. In other words, the valuation premium of growth stocks relative to value stocks is small by historical standards, making growth stocks particularly attractive on a relative basis.

Our successes

The two largest contributors to PRIMECAP’s outperformance versus the benchmark were the industrials and information technology sectors. Our industrials holdings returned nearly 29%, compared with 12% for the benchmark. Within industrials, several transportation-related stocks continued to benefit from sustained economic expansion, including railroad operator Union Pacific, longtime PRIMECAP Fund holding FedEx, and AMR, the parent company of American Airlines. Strong stock selections in the information technology sector—our most heavily weighted area—included software firms Citrix Systems and Adobe Systems, and fiber-optic and glass-substrate-supplier Corning. Adobe, long one of our largest holdings, completed its acquisition of Macromedia in December, combining two of the dominant franchises in the expanding digital-publishing industry.

6

In addition, favorable stock selection in a number of consumer-oriented stocks contributed to the fund’s total returns. Membership-based discount retailer Costco Wholesale announced a large stock repurchase program in October, which was followed by six months of impressive performance. Consumer electronics-maker Sony returned 39% due, in large part, to brisk sales of its Bravia brand of flat-panel televisions.

Our shortfalls

On an absolute basis, PRIMECAP Fund posted respectable returns across all of its sectors. However, relative to the benchmark Standard & Poor’s 500 Index, the fund underperformed in three areas. First, the fund’s return in materials (nearly +9%, versus +19% for the benchmark sector) was hampered by the –5% return of Potash Corp. of Saskatchewan, a fertilizer company that generated impressive returns for the fund in the past, but suffered a slight pullback in the last six months. Second, our underweight position in financials (the largest sector in the benchmark) also hurt the fund’s relative performance, as the sector outperformed the market during the period. Third, our tiny (below 1 percent) weighting in the telecommunication services sector (compared with a 3-percent weighting in the benchmark) similarly prevented the fund from fully capitalizing on one of the market’s best-performing areas in the past six months.

Outlook

We continue to see attractive opportunities in health care and information technology. Eight of our ten largest stock purchases in the past six months have been in these two sectors.

Within information technology, we’re concentrated in three main areas: software, semiconductors, and communications equipment. We believe there are strong secular (i.e., long-term) growth trends in each of these industries. Our highest level of concentration within the sector is in software, where we believe there are a number of attractively valued market leaders. Against a backdrop of continued corporate spending and a growing integration of the Internet in business, home, and wireless functions, we see opportunities for software firms that provide security, storage, enterprise applications, and digital publishing. With that in mind, Oracle was our top purchase in the fund in the past six months, and we also added to our positions in Symantec and Intuit. Semiconductor stocks are also attractively valued and represent a vital component in the global growth of all things digital, from computers and cell phones to automobiles and household appliances. Although traditionally a volatile area, the electronics industry as a percentage of gross domestic product has increased at a steady rate for nearly 50 years, and we expect that trend to continue. We see tremendous opportunity

7

in the communication equipment industry. A majority of the world’s literate population has yet to own a wireless phone, obtain a personal computer, or connect to the Internet. Much of the global potential for these industries exists in countries with current account surpluses. Global consumers are steadily acquiring the modern technological devices, hardware, and software tools that have become an essential part of life in more developed economies.

We believe health care represents an attractive growth area. The average P/E ratios of pharmaceutical stocks relative to the S&P 500 Index are near a 40-year-low. Current valuations suggest that 40 years of long-term growth superior to that of the S&P 500 have come to an end, something we consider unlikely. We believe that many of the prevailing concerns about this sector are overblown, and that many positive aspects are underappreciated. The front-end of the baby boom generation has turned 60 years old. This will trigger increased demand for health care products and services in the decades to come. In addition, we believe that the recent mapping of the human genome means that drugmakers’ R&D teams will become much more productive. Their increased understanding of disease will allow research to be more precise, and will represent a whole new class of pharmaceuticals that should be introduced over the next decade. Finally, we believe the pricing power of the industry will not deteriorate due to the tremendous value that pharmaceuticals offer in terms of quality of life, years of life saved, and reduced expense to the system versus hospitalization. We’ve been building our positions in pharmaceutical firms Eli Lilly, GlaxoSmithKline, Pfizer, and Roche Holdings, and have added to our position in medical device-maker Medtronic.

Howard B. Schow		Theo A. Kolokotrones
Portfolio Manager		Portfolio Manager
Joel P. Fried
Portfolio Manager
Mitchell J. Milias		Alfred W. Mordecai
Portfolio Manager		Portfolio Manager

PRIMECAP Management Company, LLP		April 19, 2006

8

Fund Profile
As of March 31, 2006

Portfolio Characteristics	Fund	Comparative Index[1]
Number of Stocks	125	500
Median Market Cap	$28.0B	$52.7B
Price/Earnings Ratio	22.7x	17.4x
Price/Book Ratio	3.2x	2.8x
Yield		1.9%
Investor Shares	0.6%
Admiral Shares	0.8%
Return on Equity	14.1%	18.6%
Earnings Growth Rate	12.4%	15.8%
Foreign Holdings	11.2%	2.3%
Turnover Rate	8%[2]	—
Expense Ratio		—
Investor Shares	0.45%[2]
Admiral Shares	0.31%[2]
Short-Term Reserves	4%	—

Sector Diversification (% of portfolio)	Fund	Comparative Index[1]
Consumer Discretionary	10%	10%
Consumer Staples	1	9
Energy	8	10
Financials	6	21
Health Care	19	13
Industrials	14	12
Information Technology	29	16
Materials	8	3
Telecommunication Services	1	3
Utilities	0	3
Short-Term Reserves	4%	—

Volatility Measures	Fund	Comparative Index[1]
R-Squared	0.85	1.00
Beta	1.16	1.00

Ten Largest Holdings[3] (% of total net assets)
FedEx Corp.	air freight and logistics	5.2%
Adobe Systems, Inc.	application software	3.9
Novartis AG ADR	pharmaceuticals	3.0
Texas Instruments, Inc.	semiconductors	2.8
Biogen Idec Inc.	biotechnology	2.8
Eli Lilly & Co.	pharmaceuticals	2.5
Microsoft Corp.	systems software	2.4
ConocoPhillips Co.	integrated oil and gas	2.4
Pfizer Inc.	pharmaceuticals	2.2
Union Pacific Corp.	railroads	2.0
Top Ten		29.2%

Investment Focus

1	S&P 500 Index.
2	Annualized.
3	“Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 25 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1995–March 31, 2006

[Dark Gray] - PRIMECAP Fund Investor Shares
[Light Gray] - S&P 500 Index

Average Annual Total Returns:2 Periods Ended March 31, 2006

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	11/1/1984	20.67%	6.75%	12.94%	0.66%	13.60%

Admiral Shares	11/12/2001	20.85	10.43[3]	—	—	—

1	Six months ended March 31, 2006.
2	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	Return since inception. Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (95.6%)
Consumer Discretionary (9.5%)
* DIRECTV Group, Inc.	29,776,749	488,339
Sony Corp. ADR	8,900,000	410,023
TJX Cos., Inc.	12,394,800	307,639
Target Corp.	5,019,000	261,038
^ Eastman Kodak Co.	9,000,000	255,960
* Univision Communications Inc.	6,000,000	206,820
Time Warner, Inc.	9,636,100	161,790
* Kohl's Corp.	3,014,600	159,804
The Walt Disney Co.	5,610,000	156,463
News Corp., Class A	5,654,596	93,923
Best Buy Co., Inc.	1,575,000	88,090
Lowe's Cos., Inc.	1,225,000	78,939
* Comcast Corp. Class A	2,900,000	75,864
Mattel, Inc.	3,130,000	56,747
Abercrombie & Fitch Co.	500,000	29,150
ArvinMeritor, Inc.	1,620,600	24,163
Tiffany & Co.	637,700	23,939
Yum! Brands, Inc.	229,000	11,189
Weight Watchers International, Inc.	150,000	7,710
Brunswick Corp.	112,000	4,352
Consumer Staples (1.5%)		2,901,942
Costco Wholesale Corp.	7,300,000	395,368
Avon Products, Inc.	1,830,000	57,041
Energy (7.7%)		452,409
ConocoPhillips Co.	11,500,000	726,225
Schlumberger Ltd.	2,963,600	375,103
Amerada Hess Corp.	2,000,000	284,800
Noble Energy, Inc.	5,960,000	261,763
1 Pogo Producing Co.	3,260,000	163,815
EnCana Corp.	3,250,200	151,882
* Transocean Inc.	1,400,000	112,420
GlobalSantaFe Corp.	1,676,600	101,853
EOG Resources, Inc.	1,200,000	86,400
Chevron Corp.	450,000	26,087
Noble Corp.	300,000	24,330
* Cooper Cameron Corp.	400,000	17,632
Murphy Oil Corp.	200,000	9,964
Financials (5.5%)		2,342,274
The Bank of New York Co., Inc.	9,700,000	349,588
The Chubb Corp.	3,445,100	328,800
Marsh & McLennan Cos., Inc.	7,503,000	220,288
American International Group, Inc.	3,300,000	218,097
* Berkshire Hathaway Inc. Class B	65,600	197,587
Fannie Mae	1,775,000	91,235
Transatlantic Holdings, Inc.	1,054,687	61,647
AFLAC Inc.	1,115,000	50,320
JPMorgan Chase & Co.	1,080,000	44,971

11

	Shares	Market Value• ($000)
Wells Fargo & Co.	575,000	36,725
Capital One Financial Corp.	415,000	33,416
Freddie Mac	295,000	17,995
Fifth Third Bancorp	450,000	17,712
State Street Corp.	200,000	12,086
SLM Corp.	130,000	6,752
Washington Mutual, Inc.	100,000	4,262
Health Care (19.1%)		1,691,481
Novartis AG ADR	16,377,860	907,989
*1 Biogen Idec Inc.	18,131,020	853,971
Eli Lilly & Co.	13,866,500	766,818
Pfizer Inc.	26,768,793	667,078
Guidant Corp.	7,567,475	590,717
Roche Holdings AG	3,000,000	444,749
Medtronic, Inc.	8,406,076	426,608
* Genzyme Corp.	4,400,000	295,768
Applera Corp.- Applied Biosystems Group	8,945,300	242,775
*1 Millipore Corp.	2,820,000	206,029
GlaxoSmithKline PLC ADR	3,500,000	183,085
* Sepracor Inc.	3,565,100	174,013
* Amgen, Inc.	732,000	53,253
* Applera Corp.- Celera Genomics Group	1,073,600	12,550
Industrials (14.2%)		5,825,403
FedEx Corp.	14,072,500	1,589,348
Union Pacific Corp.	6,606,500	616,717
Caterpillar, Inc.	7,010,100	503,395
Southwest Airlines Co.	23,914,737	430,226
Robert Half International, Inc.	8,000,000	308,880
*1 AMR Corp.	9,526,800	257,700
1 Granite Construction Co.	3,150,000	153,342
Fluor Corp.	1,500,000	128,700
Deere & Co.	1,248,500	98,694
*1 Alaska Air Group, Inc.	2,540,000	90,043
Pall Corp.	2,000,000	62,380
Donaldson Co., Inc.	1,600,000	54,064
United Parcel Service, Inc.	315,270	25,026
3M Co.	300,000	22,707
Information Technology (29.6%)		4,341,222
Communications Equipment (6.2%)
QUALCOMM Inc.	10,403,000	526,496
* Corning, Inc.	17,797,000	478,917
Motorola, Inc.	13,166,000	301,633
* Nortel Networks Corp.	78,044,400	238,035
^ LM Ericsson Telephone Co. ADR Class B	4,582,857	172,865
1 Plantronics, Inc.	4,701,500	166,574

Computers & Peripherals (1.7%)
Hewlett-Packard Co.	11,880,000	390,852
* EMC Corp.	8,806,800	120,037
* Dell Inc.	505,000	15,029

Electronic Equipment & Instruments (1.2%)
1 Tektronix, Inc.	6,629,600	236,743
Symbol Technologies, Inc.	5,200,000	55,016
* Coherent, Inc.	1,420,000	49,856
* Agilent Technologies, Inc.	247,681	9,300

Internet Software & Services (1.8%)
* Google Inc.	717,500	279,825
* eBay Inc.	6,225,000	243,149
* Yahoo! Inc.	567,500	18,308

IT Services (0.7%)
Accenture Ltd.	4,136,200	124,376
Paychex, Inc.	1,400,000	58,324
First Data Corp.	387,537	18,145

Semiconductors & Semiconductor Equipment (7.0%)
Texas Instruments, Inc.	26,350,000	855,585
*1 Micron Technology, Inc.	36,512,373	537,462
Intel Corp.	16,750,000	324,113

12

	Shares	Market Value• ($000)
Applied Materials, Inc.	7,330,000	128,348
*^ Rambus Inc.	2,500,000	98,350
* Freescale Semiconductor, Inc.Class B	2,163,863	60,091
* NVIDIA Corp.	800,000	45,808
* ASML Holding (New York)	1,651,000	33,631
* Entegris Inc.	2,583,472	27,488
KLA-Tencor Corp.	350,000	16,926

Software (11.0%)
*1 Adobe Systems, Inc.	33,670,000	1,175,756
Microsoft Corp.	26,733,347	727,414
* Oracle Corp.	41,100,600	562,667
*1 Citrix Systems, Inc.	9,750,000	369,525
* Intuit, Inc.	6,900,000	367,011
* Symantec Corp.	9,450,200	159,047
Materials (7.7%)		8,992,702
1 Potash Corp. of Saskatchewan, Inc.	6,851,400	603,540
Weyerhaeuser Co.	5,300,000	383,879
Monsanto Co.	3,297,180	279,436
Inco Ltd.	5,283,500	263,594
Dow Chemical Co.	5,950,000	241,570
Praxair, Inc.	3,850,100	212,333
Alcoa Inc.	4,854,000	148,338
Temple-Inland Inc.	3,120,000	138,996
1 MacDermid, Inc.	1,701,000	54,687
Phelps Dodge Corp.	280,000	22,548
Telecommunication Services (0.8%)		2,348,921
Sprint Nextel Corp.	9,848,800	254,493
Total Common Stocks (Cost $17,790,155)		29,150,847
Temporary Cash Investments (5.0%)
2 Vanguard Market Liquidity Fund, 4.715%	1,324,663,272	1,324,663
2 Vanguard Market Liquidity Fund, 4.715%—Note G	190,417,940	190,418
Total Temporary Cash Investments (Cost $1,515,081)		1,515,081
Total Investments (100.6%) (Cost $19,305,236)		30,665,928
Other Assets and Liabilities—Net (-0.6%)		(188,593)
Net Assets (100%)		30,477,335
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		30,665,928
Receivables for Capital Shares Issued		51,970
Receivables for Investment Securities Sold		70,051
Other Assets—Note C		37,241
Total Assets		30,825,190
Liabilities
Security Lending Collateral Payable to Brokers—Note G		190,418
Payables for Investment Securities Purchased		75,520
Other Liabilities		81,917
Total Liabilities		347,855
Net Assets		30,477,335

13

At March 31, 2006, net assets consisted of:[3]
Amount ($000)

Paid-in Capital	18,658,106

Undistributed Net Investment Income	22,765

Accumulated Net Realized Gains	435,777

Unrealized Appreciation (Depreciation)

Investment Securities	11,360,692

Foreign Currencies	(5)

Net Assets	30,477,335

Investor Shares—Net Assets

Applicable to 317,352,979 outstanding $.001
par value shares of beneficial
interest (unlimited authorization)	22,144,386

Net Asset Value Per Share—
Investor Shares	$69.78

Admiral Shares—Net Assets

Applicable to 115,037,299 outstanding $.001
par value shares of beneficial
interest (unlimited authorization)	8,332,949

Net Asset Value Per Share—
Admiral Shares	$72.44

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	See Note E in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt.

14

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Dividends [1,2]	141,485

Interest [2]	20,642

Security Lending	492

Total Income	162,619

Expenses

Investment Advisory Fees—Note B	30,862

The Vanguard Group—Note C

Management and Administrative

Investor Shares	21,769

Admiral Shares	2,576

Marketing and Distribution

Investor Shares	2,889

Admiral Shares	821

Custodian Fees	227

Shareholders' Reports

Investor Shares	206

Admiral Shares	5

Trustees' Fees and Expenses	15

Total Expenses	59,370

Expenses Paid Indirectly—Note D	(429)

Net Expenses	58,941

Net Investment Income	103,678

Realized Net Gain (Loss)

Investment Securities Sold [2]	672,658

Foreign Currencies	(13)

Realized Net Gain (Loss)	672,645

Change in Unrealized Appreciation (Depreciation)

Investment Securities	2,363,331

Foreign Currencies	(5)

Change in Unrealized Appreciation (Depreciation)	2,363,326

Net Increase (Decrease) in Net Assets Resulting from Operations	3,139,649

1	Dividends are net of foreign withholding taxes of $3,673,000.
2	Dividendincome, interest income, and realized net gain (loss) from affiliated companies of the fund were $5,565,000, $20,642,000, and $249,426,000, respectively.

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Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	103,678	230,848

Realized Net Gain (Loss)	672,645	712,533

Change in Unrealized Appreciation (Depreciation)	2,363,326	2,542,634

Net Increase (Decrease) in Net Assets Resulting from Operations	3,139,649	3,486,015

Distributions

Net Investment Income

Investor Shares	(120,480)	(163,617)

Admiral Shares	(50,405)	(36,076)

Realized Capital Gain

Investor Shares	(595,530)	—

Admiral Shares	(211,444)	—

Total Distributions	(977,859)	(199,693)

Capital Share Transactions—Note H

Investor Shares	(92,208)	(2,992,661)

Admiral Shares	834,427	2,573,706

Net Increase (Decrease) from Capital Share Transactions	742,219	(418,955)

Total Increase (Decrease)	2,904,009	2,867,367

Net Assets

Beginning of Period	27,573,326	24,705,959

End of Period[1]	30,477,335	27,573,326

1	Including undistributed net investment income of $22,765,000 and $89,985,000.

16

Financial Highlights

PRIMECAP Fund Investor Shares

For a Share Outstanding	Six Months Ended Mar. 31,	Year Ended Sept. 30,	Sept. 1 to Sept. 30,	Year Ended August 31,			Jan. 1 to Aug. 31,	Year Ended Dec. 31,
Throughout Each Period	2006	2005	2004[1]	2004	2003	2002	2001[2]	2000

Net Asset Value,
Beginning of Period	$64.79	$57.18	$54.93	$48.50	$39.51	$51.90	$60.38	$62.07

Investment Operations

Net Investment Income	.231	.511[3]	.03	.25	.23	.188	.21	.52

Net Realized and
Unrealized Gain (Loss)
on Investments	7.053	7.544	2.22	6.39	8.97	(12.183)	(8.28)	2.33

Total from Investment
Operations	7.284	8.055	2.25	6.64	9.20	(11.995)	(8.07)	2.85

Distributions

Dividends from Net
Investment Income	(.386)	(.445)	—	(.21)	(.21)	(.260)	(.02)	(.49)

Distributions from
Realized Capital Gains	(1.908)	—	—	—	—	(.135)	(.39)	(4.05)

Total Distributions	(2.294)	(.445)	—	(.21)	(.21)	(.395)	(.41)	(4.54)

Net Asset Value,
End of Period	$69.78	$64.79	$57.18	$54.93	$48.50	$39.51	$51.90	$60.38

Total Return[4]	11.47%	14.13%	4.10%	13.72%	23.41%	-23.28%	-13.39%	4.47%

Ratios/Supplemental Data

Net Assets,
End of Period (Millions)	$22,144	$20,643	$20,933	$20,115	$16,886	$13,216	$18,894	$21,762

Ratio of Total Expenses to
Average Net Assets	0.45%[5]	0.46%	0.45%[5]	0.46%	0.51%	0.49%	0.50%[5]	0.48%

Ratio of Net Investment
Income to Average
Net Assets	0.68%[5]	0.85%[3]	0.57%[5]	0.48%	0.56%	0.42%	0.58%[5]	0.80%

Portfolio Turnover Rate	8%[5]	12%	1%	9%	12%	11%	7%	11%

1	The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2	The fund’s fiscal year-end changed from December 31 to August 31, effective August 31, 2001.
3	Netinvestment income per share and the ratio of net investment income to average net assets include $.144 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in December 2004.
4	Totalreturns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 23, 2001, and held for less than five years.
5	Annualized.

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PRIMECAP Fund Admiral Shares

For a Share Outstanding	Six Months Ended Mar. 31,	Year Ended Sept. 30,	Sept. 1 to Sept. 30,	Year Ended August 31,		Nov. 12, 2001[2] to Aug. 31,
Throughout Each Period	2006	2005	2004[1]	2004	2003	2002

Net Asset Value, Beginning of Period	$67.28	$59.36	$57.02	$50.34	$41.00	$50.00

Investment Operations

Net Investment Income	.293	.636[3]	.03	.35	.295	.191

Net Realized and Unrealized
Gain (Loss) on Investments	7.319	7.836	2.31	6.62	9.310	(8.776)

Total from Investment Operations	7.612	8.472	2.34	6.97	9.605	(8.585)

Distributions

Dividends from Net Investment Income	(.472)	(.552)	—	(.29)	(.265)	(.275)

Distributions from Realized Capital Gains	(1.980)	—	—	—	—	(.140)

Total Distributions	(2.452)	(.552)	—	(.29)	(.265)	(.415)

Net Asset Value, End of Period	$72.44	$67.28	$59.36	$57.02	$50.34	$41.00

Total Return[4]	11.54%	14.33%	4.10%	13.88%	23.58%	-17.35%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$8,333	$6,930	$3,773	$3,605	$2,067	$1,369

Ratio of Total Expenses to
Average Net Assets	0.31%[5]	0.31%	0.30%[5]	0.31%	0.37%	0.38%[5]

Ratio of Net Investment Income to
Average Net Assets	0.82%[5]	0.96%[3]	0.72%[5]	0.63%	0.69%	0.52%[5]

Portfolio Turnover Rate	8%[5]	12%	1%	9%	12%	11%

1	The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2	Inception.
3	Netinvestment income per share and the ratio of net investment income to average net assets include $.149 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in December 2004.
4	Totalreturns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
5	Annualized. See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Chester Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

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6.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2006, the investment advisory fee represented an effective annual rate of 0.21% of the fund’s average net assets.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2006, the fund had contributed capital of $3,332,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $385,000 and custodian fees by $44,000.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2006, the fund realized net foreign currency losses of $13,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

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At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $11,360,692,000, consisting of unrealized gains of $12,011,093,000 on securities that had risen in value since their purchase and $650,401,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the six months ended March 31, 2006, the fund purchased $1,098,653,000 of investment securities and sold $2,005,359,000 of investment securities, other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at March 31, 2006, was $180,091,000, for which the fund received cash collateral of $190,418,000.

H.     Capital share transactions for each class of shares were:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)

Investor Shares

Issued	1,018,784	15,143	2,112,455	34,784

Issued in Lieu of Cash Distributions	705,006	10,739	159,904	2,613

Redeemed[1]	(1,815,998)	(27,150)	(5,265,020)	(84,896)

Net Increase (Decrease)—Investor Shares	(92,208)	(1,268)	(2,992,661)	(47,499)

Admiral Shares

Issued	987,224	14,181	3,013,929	46,362

Issued in Lieu of Cash Distributions	247,419	3,632	33,026	520

Redeemed[1]	(400,216)	(5,781)	(473,249)	(7,435)

Net Increase (Decrease)—Admiral Shares	834,427	12,032	2,573,706	39,447

1	Net of redemption fees of $186,000 and $1,126,000 (fund totals).

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I.     Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current-Period Transactions
	Sept. 30, 2005 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Dividend Income ($000)	Mar. 31, 2006 Market Value ($000)

Adobe Systems, Inc.	1,019,557	—	19,419	—	1,175,756

Alaska Air Group, Inc.	73,812	—	—	—	90,043

AMR Corp.	103,974	5,765	—	—	257,700

Biogen Idec, Inc.	715,813	—	—	—	853,971

Citrix Systems, Inc.	245,115	—	—	—	369,525

Granite Construction Co.	120,456	—	—	630	153,342

MacDermid, Inc.	44,668	—	—	204	54,687

Micron Technology, Inc.	485,615	—	—	—	537,462

Millipore Corp.	177,350	—	—	—	206,029

The Neiman Marcus Group, Inc .Class A	179,910	180,000	—	—

The Neiman Marcus Group, Inc. Class B	102,706	—	102,881	—	—

Plantonics, Inc.	144,853	—	—	470	166,574

Pogo Producing Co.	192,144	—	—	448	163,815

Potash Corp. of Saskatchewan, Inc.	630,041	7,792	—	1,734	603,540

Robert Half International, Inc.	310,523	—	27,524	1,283	n/a1

Tektronix, Inc.	167,265	—	—	796	236,743

	4,713,802			5,565	4,869,187

1	At March 31, 2006, the security is still held but the issuer is no longer an affiliated company of the fund.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2006

PRIMECAP Fund	Beginning Account Value 9/30/2005	Ending Account Value 3/31/2006	Expenses Paid During Period[1]

Based on Actual Fund Return

Investor Shares	$1,000.00	$1,114.65	$2.37

Admiral Shares	1,000.00	1,115.44	1.64

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,022.69	$2.27

Admiral Shares	1,000.00	1,023.39	1.56

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

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Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate.     The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings.     The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap.     An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio.     The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio.     The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity.     The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

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© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q592 052006

 Vanguard® Target Retirement Funds

> Semiannual Report

March 31, 2006

Vanguard Target Retirement Income Fund

Vanguard Target Retirement 2005 Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2035 Fund

Vanguard Target Retirement 2045 Fund

> All six Vanguard Target Retirement Funds produced positive returns in the six months ended March 31, 2006, with the largest gains coming from funds with exposure to booming international stock markets. Rising interest rates hurt bond performance.

> The most growth-oriented fund returned 7.7% during the half-year; the most conservative fund produced a 1.0% gain.

> The Target Retirement Funds performed in line with their composite benchmarks, but lagged peer-group averages.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Target Retirement Income Fund	7

Target Retirement 2005 Fund	16

Target Retirement 2015 Fund	25

Target Retirement 2025 Fund	34

Target Retirement 2035 Fund	43

Target Retirement 2045 Fund	52

About Your Fund's Expenses	61

Trustees Renew Advisory Arrangement	63

Glossary	64

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2006

Total Return
Vanguard Target Retirement Income Fund	1.0%
Target Income Composite Index[1]	1.1
Target Income Composite Average[2]	1.6
Vanguard Target Retirement 2005 Fund	1.9%
Target 2005 Composite Index[1]	2.0
Target 2005 Composite Average[2]	2.6
Vanguard Target Retirement 2015 Fund	4.1%
Target 2015 Composite Index[1]	4.1
Target 2015 Composite Average[2]	4.9
Vanguard Target Retirement 2025 Fund	5.1%
Target 2025 Composite Index[1]	5.1
Target 2025 Composite Average[2]	6.0
Vanguard Target Retirement 2035 Fund	6.6%
Target 2035 Composite Index[1]	6.8
Target 2035 Composite Average[2]	7.7
Vanguard Target Retirement 2045 Fund	7.7%
Target 2045 Composite Index[1]	7.9
Target 2045 Composite Average[2]	8.8

1 Returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the Morgan
   Stanley Capital International (MSCI) US Broad Market Index; for international stocks, the MSCI Europe, Australasia, Far East Index; for bonds, the Lehman
   Brothers Aggregate Bond Index and the Lehman Treasury Inflation Notes Index; and for short-term reserves, the Citigroup 3-Month Treasury Bill Index.
2 Each composite average weights the average returns of appropriate mutual fund peer groups in proportion with the targeted weighting of a specific Target
   Retirement Fund. All together, the composites use returns for the average fixed income fund, the average intermediate-term Treasury fund, the average
   Treasury inflation-protected securities fund, the average money market fund, the average general equity fund, and the average international fund. These returns are derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Robust economic growth around the globe produced strong stock market gains during the six months ended March 31, while rising interest rates hurt returns for fixed income investors. Returns for the six Vanguard Target Retirement Funds reflected this environment, with the fund most heavily invested in stocks—the Target Retirement 2045 Fund—gaining 7.7% and the bond-heavy Target Retirement Income Fund gaining only 1%.

Although rising interest rates hurt bond prices in the short term, they should benefit bond investors over the long haul, as a fund’s income payments gradually increase. The benefits materialize more quickly for those investors who reinvest their income dividends, which now compound at a higher rate of return. Over the six months, the yield of the Target Retirement Income Fund rose from 3.8% to 4.3%.

Stocks soared in the new year as positive reports mounted

In the fiscal half-year, stocks staged a performance in two acts: From October through December, returns stayed modest, but the first three months of 2006 saw a sharp rise in stock prices. First-quarter economic news included a jump in U.S. economic growth from 2005‘s already strong level; a surge in consumer confidence that paralleled growth in new jobs; and growth in corporate earnings that was expected to hit double digits for the 16th consecutive quarter.

Markets rewarded the good news handsomely. Continuing a trend of recent years, small-capitalization stocks in the United States led large-caps; reversing recent trends, the U.S. small-caps also outperformed broad international markets. However, Japanese and emerging markets continued to dominate other market segments.

Moves in the U.S. bond market signaled a return to normalcy

On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, the 15th consecutive rate increase since June 2004. During most of 2005, short-term rates followed the Fed’s moves but, in a bond market anomaly, long-term rates held steady. In the first quarter of 2006, however, rate movements followed a more typical pattern, rising in concert across the maturity spectrum. In this environment, shorter-term securities outperformed long-term bonds, and municipal issues generally outperformed corporate securities.

Underlying funds record wide-ranging returns

The Target Retirement Funds invest in underlying Vanguard funds in allocations appropriate to investors’ targeted time horizons. The range of performance

Market Barometer
	Total Returns Periods Ended March 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	6.7%	13.2%	4.7%

Russell 2000 Index (Small-caps)	15.2	25.8	12.6

Dow Jones Wilshire 5000 Index (Entire market)	8.0	15.0	6.0

MSCI All Country World Index ex USA (International)	14.6	28.1	11.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	-0.1%	2.3%	5.1%

Lehman Municipal Bond Index	1.0	3.8	5.2

Citigroup 3-Month Treasury Bill Index	1.9	3.5	2.1

CPI

Consumer Price Index	0.5%	3.4%	2.5%

1 Annualized.

among the Target Retirement Funds reflects the stair-step pattern of returns among the underlying funds.

Of the six underlying funds represented in the Target Retirement series, the highest gain came from Vanguard Pacific Stock Index Fund, up 15.2% in the half-year. The European Stock Index Fund followed closely, with a gain of 12.5%. Both are held by the four Target Retirement Funds with the most distant maturities.

Two funds are common to all six Target Retirement funds: Vanguard Total Stock Market and Total Bond Market Index Funds. The broad stock index fund gained 7.7%; its bond counterpart fell -0.1%, a result of the increase in interest rates that forced bond prices down across all maturities. (As rates rise, the prices of existing bonds fall until their yields to maturity are equal to those available from newly issued bonds.)

The decline in bond prices was greatest among longer-term issues, which are more vulnerable to rising rates. Vanguard Inflation-Protected Securities Fund, whose bonds have an average maturity of more than ten years, returned -2.2% during the half-year as both real and nominal interest rates rose. The inflation-protected fund is included in the three Target Retirement funds that offer the most conservative allocations.

Vanguard Prime Money Market Fund, a holding in the Target Retirement Income Fund and the Target Retirement 2005 Fund, returned 2% during the six-month period.

The funds' allocations are shifting to reflect investors' needs

Within each Target Retirement Fund except the Income Fund, the asset allocation gradually becomes more conservative as the fund nears its maturity date. Once that date is reached, each fund will approach the allocation of the Income Fund. In my next report to you, the allocations of the Target Retirement Funds will be changed to include modestly higher exposure to U.S. and international stocks.

Beginning in June, Vanguard Emerging Markets Stock Index Fund will be added to all six Target Retirement Funds in allocations ranging from 1% to 2.5%. In addition, the European and Pacific Stock Index Funds will be added to the two funds that don't already include them: Target Retirement Income Fund and Target Retirement 2005 Fund. Finally, the allocation to stocks will rise across the funds by 10% to 20%, depending on the targeted date for the fund.

We are making these changes in response to nationwide trends toward longer life expectancies, higher health care costs, and increased use of defined contribution plans for retirement investing. All raise the stakes for investors seeking to match their retirement income to their living costs. By making our funds a bit more aggressive, we slightly increase their risk, but we also improve their prospects for helping investors meet their long-term needs. Our research on the many investors in the Target Retirement Funds has indicated that shareholders are well served by such a change.

Annualized Expense Ratios1
Your fund compared with its peer group

	Average Weighted Expense Ratio[1]	Peer-Group Expense Ratio[2]
Income	0.20%	1.05%
2005	0.20	1.12
2015	0.20	1.23
2025	0.20	1.28
2035	0.20	1.37
2045	0.20	1.43

1 For underlying funds; annualized. The Target Retirement Funds do not have expenses of their own, but they bear their share of the expenses of the underlying funds.
2 Peer groups are (from top to bottom) the Target Income Composite Average, the Target 2005 Composite Average, the Target 2015 Composite Average,
   the Target 2025 Composite Average, the Target 2035 Composite Average, and the Target 2045 Composite Average. Each average is a blended composite that weights the return of the average comparable mutual fund for each asset class in proportion to the target weighting of the appropriate Target Retirement fund.
   Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2005.

The advantages of letting Vanguard rebalance for you

The Target Retirement Funds can help investors protect themselves from both the risks of inactivity (a failure to rebalance) and the dangers of hyperactivity (trading too much, chasing performance, and owning too many investments).

As a shareholder in a Target Retirement Fund, you own a single investment that not only spreads your assets in an appropriately diversified manner, given your time horizon, but also gradually rebalances those assets as your retirement nears. By entrusting this critical task to Vanguard’s investment professionals, you ensure that your asset allocation will be carefully managed to stay consistent with your goals—and you stay insulated from the temptations to trade too often and too aggressively.

Your fund also shields you from another risk to long-term investment success: paying too much. The Target Retirement Funds’ expenses reflect the historically low expense ratios of the underlying index funds; there is no additional fee, as is the case with many “funds of funds.”

Thank you for entrusting your hard-earned money to us.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
April 17, 2006

Your Fund’s Performance at a Glance
September30, 2005–March 31, 2006

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains	SEC[1] Yield

Income	$10.52	$10.39	$0.220	$0.015	4.28%

2005	11.14	11.03	0.310	0.009	3.87

2015	11.54	11.74	0.260	0.002	3.24

2025	11.80	12.15	0.240	0.001	2.89

2035	12.22	12.81	0.210	0.000	2.36

2045	12.47	13.23	0.190	0.000	2.01

1 Thirty-day advertised yield net of expenses at month-end.

Target Retirement Income Fund

Fund Profile
As of March 31, 2006

Financial Attributes

Yield	4.3%
Expense Ratio	0%
Average Weighted Expense Ratio[1]	0.20%

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	49.4%
Inflation-Protected Securities Fund	24.6
Total Stock Market Index Fund	21.0
Prime Money Market Fund	5.0

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 For underlying funds; annualized.
   See page 64 for a glossary of investment terms.

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 20031–March 31, 2006

Fiscal Year	Capital Return	Income Return	Total Return	Target Income Composite Index[2]
2004	3.3%	2.9%	6.2%	6.3%
2005	2.1	3.6	5.7	5.8
2006[3]	-1.1	2.1	1.0	1.1

Average Annual Total Returns: Periods Ended March 31, 2006

			Since Inception
	Inception Date	One Year	Capital	Income	Total

Target Retirement Income Fund	10/27/2003	4.31%	1.73%	3.57%	5.30%

1 Inception.
2 The Target Income Composite Index is derived by applying the fund’s target allocation to a set of unmanaged benchmarks, weighted as follows: 50% Lehman
   Aggregate Bond Index, 25% Lehman Treasury Inflation Notes Index, 20% MSCI US Broad Market Index, and 5% Citigroup 3-Month Treasury Index. The MSCI
   US Broad Market Index replaced the Dow Jones Wilshire 5000 Index in the composite index on April 23, 2005.
3 Six months ended March 31, 2006.
   Note: See Financial Highlights table on page 13 for dividend and capital gains information.

Target Retirement Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Investment Companies (100.5%)
U.S. Stock Funds (21.0%)
Vanguard Total Stock Market Index Fund Investor Shares	5,233,186	164,793
Vanguard Total Stock Market VIPERs(R)	61,679	7,998

Bond Funds (74.1%)
Vanguard Total Bond Market Index Fund Investor Shares	41,168,922	406,337
Vanguard Inflation-Protected Securities Fund Investor Shares	17,007,214	202,216

Money Market Funds (5.4%)
Vanguard Prime Money Market Fund Investor Shares	41,162,327	41,162
Vanguard Market Liquidity Fund, 4.715%[1]	2,844,663	2,845
Total Investment Companies (Cost $827,082)		825,351
Other Assets and Liabilities (-0.5%)
Other Assets		4,248
Liabilities		(8,537)
		(4,289)
Net Assets (100%)
Applicable to 78,997,331 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		821,062
Net Asset Value Per Share		$10.39

Target Retirement Income Fund

At March 31, 2006, net assets consisted of:2

	Amount ($000)	Per Share
Paid-in Capital	822,557	$10.41
Undistributed Net Investment Income	199	—
Accumulated Net Realized Gains	37	—
Unrealized Depreciation	(1,731)	(.02)
Net Assets	821,062	$10.39

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement Income Fund

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Income Distributions Received	15,293

Net Investment Income—Note B	15,293

Realized Net Gain (Loss)

Capital Gain Distributions Received	189

Investment Securities Sold	(160)

Realized Net Gain (Loss)	29

Change in Unrealized Appreciation (Depreciation) of Investment Securities	(8,077)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,245

Target Retirement Income Fund

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,293	18,706
Realized Net Gain (Loss)	29	1,045
Change in Unrealized Appreciation (Depreciation)	(8,077)	5,105
Net Increase (Decrease) in Net Assets Resulting from Operations	7,245	24,856
Distributions
Net Investment Income	(15,654)	(18,511)
Realized Capital Gain[1]	(1,021)	(151)
Total Distributions	(16,675)	(18,662)
Capital Share Transactions—Note E
Issued	262,460	449,883
Issued in Lieu of Cash Distributions	15,012	16,696
Redeemed	(124,219)	(110,338)
Net Increase (Decrease) from Capital Share Transactions	153,253	356,241
Total Increase (Decrease)	143,823	362,435
Net Assets
Beginning of Period	677,239	314,804
End of Period[2]	821,062	677,239

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $204,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Including undistributed net investment income of $199,000 and $560,000.

Target Retirement Income Fund

Financial Highlights

For a Share Outstanding Throughout Each Period	Six Months Ended Mar. 31, 2006	Year Ended Sept. 30, 2005	Sept. 1, 2004, to Sept. 30, 2004[1]	Oct. 27, 2003[2] to Aug. 31, 2004
Net Asset Value, Beginning of Period	$10.52	$10.31	$10.34	$10.00
Investment Operations
Net Investment Income	.214[3]	.399[3]	.06	.235
Capital Gain Distributions Received	.0033	.0223	—	.015
Net Realized and Unrealized Gain (Loss) on Investments	(.112)	.163	(.01)	.310
Total from Investment Operations	.105	.584	.05	.560
Distributions
Dividends from Net Investment Income	(.220)	(.370)	(.08)	(.205)
Distributions from Realized Capital Gains	(.015)	(.004)	—	(.015)
Total Distributions	(.235)	(.374)	(.08)	(.220)
Net Asset Value, End of Period	$10.39	$10.52	$10.31	$10.34
Total Return	1.00%	5.73%	0.48%	5.65%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$821	$677	$315	$297
Ratio of Expenses to Average Net Assets—Note B	0%[4]	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	4.11%[5]	3.80%	3.96%[5]	3.62%[5]
Portfolio Turnover Rate	10%[5]	0%	0%	1%

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Calculated based on average shares outstanding.
4 The average weighted expense ratio of the underlying funds was 0.20%.
5 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Chester Funds. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER® Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the six months ended March 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2006, net unrealized depreciation of investment securities for tax purposes was $1,731,000, consisting of unrealized gains of $21,061,000 on securities that had risen in value since their purchase and $22,792,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement Income Fund

D. During the six months ended March 31, 2006, the fund purchased $190,527,000 of investment securities and sold $37,384,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Six Months Ended March 31, 2006	Year Ended September 30, 2005
	Shares (000)	Shares (000)

Issued	25,024	42,786

Issued in Lieu of Cash Distributions	1,436	1,592

Redeemed	(11,854)	(10,507)

Net Increase (Decrease) in Shares Outstanding	14,606	33,871

Target Retirement 2005 Fund

Fund Profile
As of March 31, 2006

Financial Attributes

Yield	3.9%
Expense Ratio	0%
Average Weighted Expense Ratio[1]	0.20%

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	48.9%
Total Stock Market Index Fund	32.5
Inflation-Protected Securities Fund	17.2
Prime Money Market Fund	1.4

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 For underlying funds; annualized.
   See page 64 for a glossary of investment terms.

Target Retirement 2005 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 20031-March 31, 2006

Fiscal Year	Capital Return	Income Return	Total Return	Target 2005 Composite Index[2]
2004	6.6%	0.6%	7.2%	7.3%
2005	4.6	2.4	7.0	7.1
2006[3]	-0.9	2.8	1.9	2.0

Average Annual Total Returns: Periods Ended March 31, 2006

			Since Inception
	Inception Date	One Year	Capital	Income	Total

Target Retirement 2005 Fund	10/27/2003	5.69	4.22	2.40	6.62

1 Inception.
2 The Target 2005 Composite Index is derived by applying the fund’s target allocation to a set of unmanaged benchmarks, weighted as follows:
   50% Lehman Aggregate Bond Index, 31% MSCI US Broad Market Index, 18% Lehman Treasury Inflation Notes Index, and 1% Citigroup 3-Month
   Treasury Index. The MSCI US Broad Market Index replaced the Dow Jones Wilshire 5000 Index in the composite index on April 23, 2005. The composite index changes over time with the fund’s asset allocation.
3 Six months ended March 31, 2006.
   Note: See Financial Highlights table on page 22 for dividend and capital gains information.

Target Retirement 2005 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Investment Companies (100.1%)
U.S. Stock Funds (32.5%)
Vanguard Total Stock Market Index Fund Investor Shares	8,718,576	274,548
Vanguard Total Stock Market VIPERs	98,256	12,741
Bond Funds (66.2%)
Vanguard Total Bond Market Index Fund Investor Shares	43,835,624	432,658
Vanguard Inflation-Protected Securities Fund Investor Shares	12,836,288	152,623
Money Market Fund (1.4%)
Vanguard Prime Money Market Fund Investor Shares	12,304,888	12,305
Total Investment Companies (Cost $874,884)		884,875
Other Assets and Liabilities (-0.1%)
Other Assets		7,519
Liabilities		(8,204)
		(685)
Net Assets (100%)
Applicable to 80,143,255 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		884,190
Net Asset Value Per Share		$11.03

Target Retirement 2005 Fund

At March 31, 2006, net assets consisted of:1

	Amount ($000)	Per Share
Paid-in Capital	867,798	$10.83
Undistributed Net Investment Income	6,258.08
Accumulated Net Realized Gains	143	—
Unrealized Appreciation	9,991.12
Net Assets	884,190	$11.03

• See Note A in Notes to Financial Statements.
1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2005 Fund

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Income Distributions Received	14,567

Net Investment Income—Note B	14,567

Realized Net Gain (Loss)

Capital Gain Distributions Received	138

Investment Securities Sold	170

Realized Net Gain (Loss)	308

Change in Unrealized Appreciation (Depreciation) of Investment Securities	(383)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,492

Target Retirement 2005 Fund

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,567	14,866
Realized Net Gain (Loss)	308	443
Change in Unrealized Appreciation (Depreciation)	(383)	9,560
Net Increase (Decrease) in Net Assets Resulting from Operations	14,492	24,869
Distributions
Net Investment Income	(20,383)	(6,718)
Realized Capital Gain[1]	(592)	(112)
Total Distributions	(20,975)	(6,830)
Capital Share Transactions—Note E
Issued	329,614	485,535
Issued in Lieu of Cash Distributions	20,534	6,633
Redeemed	(110,245)	(96,913)
Net Increase (Decrease) from Capital Share Transactions	239,903	395,255
Total Increase (Decrease)	233,420	413,294
Net Assets
Beginning of Period	650,770	237,476
End of Period[2]	884,190	650,770

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $132,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Including undistributed net investment income of $6,258,000 and $12,074,000.

Target Retirement 2005 Fund

Financial Highlights

For a Share Outstanding Throughout Each Period	Six Months Ended Mar. 31, 2006	Year Ended Sept. 30, 2005	Sept. 1, 2004, to Sept. 30, 2004[1]	Oct. 27, 2003[2] to Aug. 31, 2004
Net Asset Value, Beginning of Period	$11.14	$10.65	$10.58	$10.00
Investment Operations
Net Investment Income	.211[3]	.388[3]	.05	.185
Capital Gain Distributions Received	.002[3]	.015[3]	—	.010
Net Realized and Unrealized Gain (Loss) on Investments	(.004)	.331	.02	.450
Total from Investment Operations	.209	.734	.07	.645
Distributions
Dividends from Net Investment Income	(.310)	(.240)	—	(.055)
Distributions from Realized Capital Gains	(.009)	(.004)	—	(.010)
Total Distributions	(.319)	(.244)	—	(.065)
Net Asset Value, End of Period	$11.03	$11.14	$10.65	$10.58
Total Return	1.90%	6.96%	0.66%	6.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$884	$651	$237	$219
Ratio of Expenses to Average Net Assets—Note B	0%[4]	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	3.82%[5]	3.57%	3.57%[5]	3.31%[5]
Portfolio Turnover Rate	2%[5]	4%	0%	2%

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Calculated based on average shares outstanding.
4 The average weighted expense ratio of the underlying funds was 0.20%.
5 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Notes to Financial Statements

Vanguard Target Retirement 2005 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Chester Funds. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the six months ended March 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $9,991,000, consisting of unrealized gains of $30,220,000 on securities that had risen in value since their purchase and $20,229,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement 2005 Fund

D. During the six months ended March 31, 2006, the fund purchased $240,848,000 of investment securities and sold $7,289,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Six Months Ended March 31, 2006	Year Ended September 30, 2005
	Shares (000)	Shares (000)

Issued	29,807	44,377

Issued in Lieu of Cash Distributions	1,875	613

Redeemed	(9,966)	(8,859)

Net Increase (Decrease) in Shares Outstanding	21,716	36,131

Target Retirement 2015 Fund

Fund Profile
As of March 31, 2006

Financial Attributes

Yield	3.2%
Expense Ratio	0%
Average Weighted Expense Ratio[1]	0.20%

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	48.3%
Total Stock Market Index Fund	39.3
European Stock Index Fund	6.3
Pacific Stock Index Fund	3.2

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 For underlying funds; annualized.
   See page 64 for a glossary of investment terms.

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 20031–March 31, 2006

Fiscal Year	Capital Return	Income Return	Total Return	Target 2015 Composite Index[2]
2004	7.4%	0.6%	8.0%	8.1%
2005	7.5	1.9	9.4	9.5
2006[3]	1.8	2.3	4.1	4.1

Average Annual Total Returns: Periods Ended March 31, 2006

			Since Inception
	Inception Date	One Year	Capital	Income	Total

Target Retirement 2015 Fund	10/27/2003	8.77%	6.86%	2.04%	8.90%

1 Inception.
2 The Target 2015 Composite Index is derived by applying the fund’s target allocation to a set of unmanaged benchmarks, weighted as follows: 50% Lehman
   Aggregate Bond Index, 38% MSCI US Broad Market Index, 9% MSCI EAFE Index, and 3% Lehman Treasury Inflation Notes Index. The MSCI US Broad
   Market Index replaced the Dow Jones Wilshire 5000 Index in the composite index on April 23, 2005. The composite index changes over time with the fund’s asset allocation.
3 Six months ended March 31, 2006.
   Note: See Financial Highlights table on page 31 for dividend and capital gains information.

Target Retirement 2015 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Stock Funds (39.3%)
Vanguard Total Stock Market Index Fund Investor Shares	34,781,725	1,095,277
Vanguard Total Stock Market VIPERs	499,841	64,814
International Stock Funds (9.5%)
Vanguard European Stock Index Fund Investor Shares	6,080,173	186,236
Vanguard Pacific Stock Index Fund Investor Shares	7,728,924	93,365
Bond Funds (51.2%)
Vanguard Total Bond Market Index Fund Investor Shares	144,342,420	1,424,660
Vanguard Inflation-Protected Securities Fund Investor Shares	7,152,326	85,041
Total Investment Companies (Cost $2,844,427)		2,949,393
Other Assets and Liabilities (0.0%)
Other Assets		41,410
Liabilities		(41,000)
		410
Net Assets (100%)
Applicable to 251,348,975 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		2,949,803
Net Asset Value Per Share		$11.74

Target Retirement 2015 Fund

At March 31, 2006, net assets consisted of:1

	Amount ($000)	Per Share
Paid-in Capital	2,825,450	$11.24
Undistributed Net Investment Income	19,253.08
Accumulated Net Realized Gains	134	—
Unrealized Appreciation	104,966.42
Net Assets	2,949,803	$11.74

• See Note A in Notes to Financial Statements.
1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2015 Fund

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Income Distributions Received	40,889

Net Investment Income—Note B	40,889

Realized Net Gain (Loss)

Capital Gain Distributions Received	67

Investment Securities Sold	93

Realized Net Gain (Loss)	160

Change in Unrealized Appreciation (Depreciation) of Investment Securities	51,480

Net Increase (Decrease) in Net Assets Resulting from Operations	92,529

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	40,889	32,748
Realized Net Gain (Loss)	160	319
Change in Unrealized Appreciation (Depreciation)	51,480	51,376
Net Increase (Decrease) in Net Assets Resulting from Operations	92,529	84,443
Distributions
Net Investment Income	(48,024)	(11,959)
Realized Capital Gain	(369)	(120)
Total Distributions	(48,393)	(12,079)
Capital Share Transactions—Note E
Issued	1,203,935	1,399,102
Issued in Lieu of Cash Distributions	48,121	11,936
Redeemed	(150,644)	(148,714)
Net Increase (Decrease) from Capital Share Transactions	1,101,412	1,262,324
Total Increase (Decrease)	1,145,548	1,334,688
Net Assets
Beginning of Period	1,804,255	469,567
End of Period[1]	2,949,803	1,804,255

1 Including undistributed net investment income of $19,253,000 and $26,388,000.

Target Retirement 2015 Fund

Financial Highlights

For a Share Outstanding Throughout Each Period	Six Months Ended Mar. 31, 2006	Year Ended Sept. 30, 2005	Sept. 1, 2004, to Sept. 30, 2004[1]	Oct. 27, 20032 to Aug. 31, 2004
Net Asset Value, Beginning of Period	$11.54	$10.74	$10.63	$10.00
Investment Operations
Net Investment Income	.204[3]	.346[3]	.03	.16
Capital Gain Distributions Received	—	.004[3]	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.258	.652	.08	.53
Total from Investment Operations	.462	1.002	.11	.69
Distributions
Dividends from Net Investment Income	(.260)	(.200)	—	(.06)
Distributions from Realized Capital Gains	(.002)	(.002)	—	—
Total Distributions	(.262)	(.202)	—	(.06)
Net Asset Value, End of Period	$11.74	$11.54	$10.74	$10.63
Total Return	4.05%	9.40%	1.03	6.92%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,950	$1,804	$470	$427
Ratio of Expenses to Average Net Assets—Note B	0%[4]	0%	0	0%
Ratio of Net Investment Income to Average Net Assets	3.35%[5]	3.11%	2.85%[5]	2.69%[5]
Portfolio Turnover Rate	0%[5]	1%	0	1%

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Calculated based on average shares outstanding.
4 The average weighted expense ratio of the underlying funds was 0.20%.
5 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Chester Funds. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the six months ended March 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $104,966,000, consisting of unrealized gains of $148,904,000 on securities that had risen in value since their purchase and $43,938,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement 2015 Fund

D. During the six months ended March 31, 2006, the fund purchased $1,099,176,000 of investment securities and sold $2,596,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Six Months Ended March 31, 2006	Year Ended September 30, 2005
	Shares (000)	Shares (000)

Issued	103,809	124,762

Issued in Lieu of Cash Distributions	4,192	1,071

Redeemed	(12,975)	(13,239)

Net Increase (Decrease) in Shares Outstanding	95,026	112,594

Target Retirement 2025 Fund

Fund Profile
As of March 31, 2006

Financial Attributes

Yield	2.9%
Expense Ratio	0%
Average Weighted Expense Ratio[1]	0.20%

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	47.4%
Total Bond Market Index Fund	40.9
European Stock Index Fund	7.8
Pacific Stock Index Fund	3.9

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 For underlying funds; annualized.
   See page 64 for a glossary of investment terms.

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 20031–March 31, 2006

Fiscal Year	Capital Return	Income Return	Total Return	Target 2025 Composite Index[2]
2004	8.2%	0.6%	8.8%	8.8%
2005	9.1	1.7	10.8	11.0
2006[3]	3.0	2.1	5.1	5.1

Average Annual Total Returns: Periods Ended March 31, 2006

			Since Inception
	Inception Date	One Year	Capital	Income	Total

Target Retirement 2025 Fund	10/27/2003	10.3	8.37%	1.88%	10.25%

1 Inception.
2 The Target 2025 Composite Index is derived by applying the fund’s target allocation to a set of unmanaged benchmarks, weighted as follows:
   46% MSCI US Broad Market Index, 42% Lehman Aggregate Bond Index, and 12% MSCI EAFE Index. The MSCI US Broad Market Index
   replaced the Dow Jones Wilshire 5000 Index in the composite index on April 23, 2005. The composite index changes over time with the fund’s asset allocation.
3 Six months ended March 31, 2006.
   Note: See Financial Highlights table on page 40 for dividend and capital gains information.

Target Retirement 2025 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Stock Funds (47.3%)
Vanguard Total Stock Market Index Fund Investor Shares	45,322,447	1,427,204
Vanguard Total Stock Market VIPERs	693,192	89,886
International Stock Funds (11.8%)
Vanguard European Stock Index Fund Investor Shares	8,191,152	250,895
Vanguard Pacific Stock Index Fund Investor Shares	10,461,736	126,378
Bond Fund (40.9%)
Vanguard Total Bond Market Index Fund Investor Shares	132,696,667	1,309,716
Total Investment Companies (Cost $3,048,385)		3,204,079
Other Assets and Liabilities (0.0%)
Other Assets		36,068
Liabilities		(36,662)
		(594)
Net Assets (100%)
Applicable to 263,706,888 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		3,203,485
Net Asset Value Per Share		$12.15

Target Retirement 2025 Fund

At March 31, 2006, net assets consisted of:1

	Amount ($000)	Per Share
Paid-in Capital	3,028,970	$11.49
Undistributed Net Investment Income	18,759.07
Accumulated Net Realized Gains	62	—
Unrealized Appreciation	155,694.59
Net Assets	3,203,485	$12.15

• See Note A in Notes to Financial Statements.
1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2025 Fund

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Income Distributions Received	41,111

Net Investment Income—Note B	41,111

Realized Net Gain (Loss)

Capital Gain Distributions Received	—

Investment Securities Sold	67

Realized Net Gain (Loss)	67

Change in Unrealized Appreciation (Depreciation) of Investment Securities	86,068

Net Increase (Decrease) in Net Assets Resulting from Operations	127,246

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	41,111	30,017
Realized Net Gain (Loss)	67	213
Change in Unrealized Appreciation (Depreciation)	86,068	66,626
Net Increase (Decrease) in Net Assets Resulting from Operations	127,246	96,856
Distributions
Net Investment Income	(46,196)	(10,500)
Realized Capital Gain	(192)	(117)
Total Distributions	(46,388)	(10,617)
Capital Share Transactions—Note E
Issued	1,259,981	1,538,295
Issued in Lieu of Cash Distributions	46,214	10,564
Redeemed	(151,611)	(162,366)
Net Increase (Decrease) from Capital Share Transactions	1,154,584	1,386,493
Total Increase (Decrease)	1,235,442	1,472,732
Net Assets
Beginning of Period	1,968,043	495,311
End of Period[1]	3,203,485	1,968,043

1 Including undistributed net investment income of $18,759,000 and $23,844,000.

Target Retirement 2025 Fund

Financial Highlights

For a Share Outstanding Throughout Each Period	Six Months Ended Mar. 31, 2006	Year Ended Sept. 30, 2005	Sept. 1, 2004, to Sept. 30, 2004[1]	Oct. 27, 2003[2] to Aug. 31, 2004
Net Asset Value, Beginning of Period	$11.80	$10.82	$10.69	$10.00
Investment Operations
Net Investment Income	.193[3]	.320[3]	.02	.13
Capital Gain Distributions Received	—	.003[3]	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.398	.839	.11	.62
Total from Investment Operations	.591	1.162	.13	.75
Distributions
Dividends from Net Investment Income	(.240)	(.180)	—	(.06)
Distributions from Realized Capital Gains	(.001)	(.002)	—	—
Total Distributions	(.241)	(.182)	—	(.06)
Net Asset Value, End of Period	$12.15	$11.80	$10.82	$10.69
Total Return	5.07%	10.80%	1.22	7.52%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,203	$1,968	$495	$453
Ratio of Expenses to Average Net Assets—Note B	0%[4]	0%	0	0%
Ratio of Net Investment Income to Average Net Assets	3.04%[5]	2.84%	2.55%[5]	2.33%[5]
Portfolio Turnover Rate	0%[5]	2%	0	3%

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Calculated based on average shares outstanding.
4 The average weighted expense ratio of the underlying funds was 0.20%.
5 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Chester Funds. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the six months ended March 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $155,694,000, consisting of unrealized gains of $192,874,000 on securities that had risen in value since their purchase and $37,180,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement 2025 Fund

D. During the six months ended March 31, 2006, the fund purchased $1,152,669,000 of investment securities and sold $1,000,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Six Months Ended March 31, 2006	Year Ended September 30, 2005
	Shares (000)	Shares (000)

Issued	105,723	134,291

Issued in Lieu of Cash Distributions	3,916	930

Redeemed	(12,693)	(14,252)

Net Increase (Decrease) in Shares Outstanding	96,946	120,969

Target Retirement 2035 Fund

Fund Profile
As of March 31, 2006

Financial Attributes

Yield	2.4%
Expense Ratio	0%
Average Weighted Expense Ratio[1]	0.20%

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	61.4%
Total Bond Market Index Fund	23.3
European Stock Index Fund	10.2
Pacific Stock Index Fund	5.1

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 For underlying funds; annualized.
   See page 64 for a glossary of investment terms.

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 20031–March 31, 2006

Fiscal Year	Capital Return	Income Return	Total Return	Target 2035 Composite Index[2]
2004	9.2%	0.7%	9.9%	9.9%
2005	11.9	1.6	13.5	13.6
2006[3]	4.8	1.8	6.6	6.8

Average Annual Total Returns: Periods Ended March 31, 2006

			Since Inception
	Inception Date	One Year	Capital	Income	Total

Target Retirement 2035 Fund	10/27/2003	12.90%	10.75%	1.73%	12.48%

1 Inception.
2 The Target 2035 Composite Index is derived by applying the fund’s target allocation to a set of unmanaged benchmarks, weighted as follows:
   61% MSCI US Broad Market Index, 24% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index. The MSCI US Broad Market Index
   replaced the Dow JonesWilshire 5000 Index in the composite index on April 23, 2005. The composite index changes over time with the fund’s asset allocation.
3 Six months ended March 31, 2006.
   Note: See Financial Highlights table on page 49 for dividend and capital gains information.

Target Retirement 2035 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Stock Funds (61.4%)
Vanguard Total Stock Market Index Fund Investor Shares	36,889,564	1,161,652
Vanguard Total Stock Market VIPERs	564,319	73,175
International Stock Funds (15.3%)
Vanguard European Stock Index Fund Investor Shares	6,680,494	204,624
Vanguard Pacific Stock Index Fund Investor Shares	8,512,905	102,836
Bond Fund (23.2%)
Vanguard Total Bond Market Index Fund Investor Shares	47,341,762	467,263
Money Market Fund (0.1%)
Vanguard Market Liquidity Fund, 4.715%[1]	1,995,031	1,995
Total Investment Companies (Cost $1,881,478)		2,011,545
Other Assets and Liabilities (0.0%)
Other Assets		26,917
Liabilities		(27,394)
		(477)
Net Assets (100%)
Applicable to 156,967,874 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		2,011,068
Net Asset Value Per Share		$12.81

Target Retirement 2035 Fund

At March 31, 2006, net assets consisted of:2

	Amount ($000)	Per Share
Paid-in Capital	1,871,731	$11.92
Undistributed Net Investment Income	9,149.06
Accumulated Net Realized Gains	121	—
Unrealized Appreciation	130,067.83
Net Assets	2,011,068	$12.81

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2035 Fund

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Income Distributions Received	21,043

Net Investment Income—Note B	21,043

Realized Net Gain (Loss)

Capital Gain Distributions Received	—

Investment Securities Sold	44

Realized Net Gain (Loss)	44

Change in Unrealized Appreciation (Depreciation) of Investment Securities	75,921

Net Increase (Decrease) in Net Assets Resulting from Operations	97,008

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,043	13,841
Realized Net Gain (Loss)	44	54
Change in Unrealized Appreciation (Depreciation)	75,921	52,546
Net Increase (Decrease) in Net Assets Resulting from Operations	97,008	66,441
Distributions
Net Investment Income	(22,348)	(5,025)
Realized Capital Gain	—	—
Total Distributions	(22,348)	(5,025)
Capital Share Transactions—Note E
Issued	904,567	862,555
Issued in Lieu of Cash Distributions	22,295	5,015
Redeemed	(82,123)	(73,460)
Net Increase (Decrease) from Capital Share Transactions	844,739	794,110
Total Increase (Decrease)	919,399	855,526
Net Assets
Beginning of Period	1,091,669	236,143
End of Period[1]	2,011,068	1,091,669

1 Including undistributed net investment income of $9,149,000 and $10,454,000.

Target Retirement 2035 Fund

Financial Highlights

For a Share Outstanding Throughout Each Period	Six Months Ended Mar. 31, 2006	Year Ended Sept. 30, 2005	Sept. 1, 2004, to Sept. 30, 2004[1]	Oct. 27, 2003[2] to Aug. 31, 2004
Net Asset Value, Beginning of Period	$12.22	$10.92	$10.76	$10.00
Investment Operations
Net Investment Income	.18[3]	.27[3]	.03	.115
Capital Gain Distributions Received	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.62	1.20	.13	.710
Total from Investment Operations	.80	1.47	.16	.825
Distributions
Dividends from Net Investment Income	(.21)	(.17)	—	(.065)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.21)	(.17)	—	(.065)
Net Asset Value, End of Period	$12.81	$12.22	$10.92	$10.76
Total Return	6.62%	13.53%	1.49%	8.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,011	$1,092	$236	$211
Ratio of Expenses to Average Net Assets—Note B	0%[4]	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	2.58%[5]	2.33%	1.97%[5]	1.70%[5]
Portfolio Turnover Rate	1%[5]	0%	0%	2%

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Calculated based on average shares outstanding.
4 The average weighted expense ratio of the underlying funds was 0.20%.
5 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Chester Funds. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the six months ended March 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $130,067,000, consisting of unrealized gains of $142,238,000 on securities that had risen in value since their purchase and $12,171,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement 2035 Fund

D. During the six months ended March 31, 2006, the fund purchased $851,811,000 of investment securities and sold $7,667,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Six Months Ended March 31, 2006	Year Ended September 30, 2005
	Shares (000)	Shares (000)

Issued	72,395	73,546

Issued in Lieu of Cash Distributions	1,811	428

Redeemed	(6,579)	(6,256)

Net Increase (Decrease) in Shares Outstanding	67,627	67,718

Target Retirement 2045 Fund

Fund Profile
As of March 31, 2006

Financial Attributes

Yield	2.0%
Expense Ratio	0%
Average Weighted Expense Ratio[1]	0.20%

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	70.7%
European Stock Index Fund	11.8
Total Bond Market Index Fund	11.6
Pacific Stock Index Fund	5.9

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 For underlying funds; annualized.
   See page 64 for a glossary of investment terms.

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 20031–March 31, 2006

Fiscal Year	Capital Return	Income Return	Total Return	Target 2045 Composite Index[2]
2004	9.8%	0.7%	10.5%	10.6%
2005	13.6	1.5	15.1	15.2
2006[3]	6.1	1.6	7.7	7.9

Average Annual Total Returns: Periods Ended March 31, 2006

			Since Inception
	Inception Date	One Year	Capital	Income	Total

Target Retirement 2045 Fund	10/27/2003	14.58%	12.24%	1.62%	13.86%

1 Inception.
2 The Target 2045 Composite Index is derived by applying the fund’s target allocation to a set of unmanaged benchmarks, weighted as follows:
   70% MSCI US Broad Market Index, 18% MSCI EAFE Index, and 12% Lehman Aggregate Bond Index. The MSCI US Broad Market Index
   replaced the Dow Jones Wilshire 5000 Index in the composite index on April 23, 2005. The composite index changes over time with the fund’s asset allocation.
3 Six months ended March 31, 2006.
   Note: See Financial Highlights table on page 58 for dividend and capital gains information.

Target Retirement 2045 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Stock Funds (70.5%)
Vanguard Total Stock Market Index Fund Investor Shares	18,671,443	587,964
Vanguard Total Stock Market VIPERs	224,463	29,106
International Stock Funds (17.6%)
Vanguard European Stock Index Fund Investor Shares	3,363,241	103,016
Vanguard Pacific Stock Index Fund Investor Shares	4,251,417	51,357
Bond Fund (11.6%)
Vanguard Total Bond Market Index Fund Investor Shares	10,239,890	101,068
Money Market Fund (0.3%)
Vanguard Market Liquidity Fund, 4.715%[1]	2,718,195	2,718
Total Investment Companies (Cost $808,834)		875,229
Other Assets and Liabilities (0.0%)
Other Assets		10,554
Liabilities		(10,919)
		(365)
Net Assets (100%)
Applicable to 66,102,844 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		874,864
Net Asset Value Per Share		$13.23

Target Retirement 2045 Fund

At March 31, 2006, net assets consisted of:2

	Amount ($000)	Per Share
Paid-in Capital	805,395	$12.18
Undistributed Net Investment Income	3,069.05
Accumulated Net Realized Gains	5	—
Unrealized Appreciation	66,395	1.00
Net Assets	874,864	$13.23

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2045 Fund

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Income Distributions Received	8,511

Net Investment Income—Note B	8,511

Realized Net Gain (Loss)

Capital Gain Distributions Received	—

Investment Securities Sold	245

Realized Net Gain (Loss)	245

Change in Unrealized Appreciation (Depreciation) of Investment Securities	41,633

Net Increase (Decrease) in Net Assets Resulting from Operations	50,389

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,511	4,953
Realized Net Gain (Loss)	245	(241)
Change in Unrealized Appreciation (Depreciation)	41,633	24,158
Net Increase (Decrease) in Net Assets Resulting from Operations	50,389	28,870
Distributions
Net Investment Income	(9,135)	(1,786)
Realized Capital Gain	—	—
Total Distributions	(9,135)	(1,786)
Capital Share Transactions—Note E
Issued	381,533	422,941
Issued in Lieu of Cash Distributions	9,100	1,771
Redeemed	(49,025)	(44,437)
Net Increase (Decrease) from Capital Share Transactions	341,608	380,275
Total Increase (Decrease)	382,862	407,359
Net Assets
Beginning of Period	492,002	84,643
End of Period[1]	874,864	492,002

1 Including undistributed net investment income of $3,069,000 and $3,693,000.

Target Retirement 2045 Fund

Financial Highlights

For a Share Outstanding Throughout Each Period	Six Months Ended Mar. 31, 2006	Year Ended Sept. 30, 2005	Sept. 1, 2004, to Sept. 30, 2004[1]	Oct. 27, 2003[2] to Aug. 31, 2004
Net Asset Value, Beginning of Period	$12.47	$10.98	$10.80	$10.00
Investment Operations
Net Investment Income	.17[3]	.24[3]	.03	.11
Capital Gain Distributions Received	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.78	1.41	.15	.76
Total from Investment Operations	.95	1.65	.18	.87
Distributions
Dividends from Net Investment Income	(.19)	(.16)	—	(.07)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.19)	(.16)	—	(.07)
Net Asset Value, End of Period	$13.23	$12.47	$10.98	$10.80
Total Return	7.69%	15.09%	1.67%	8.72%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$875	$492	$85	$76
Ratio of Expenses to Average Net Assets—Note B	0%[4]	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	2.27%[5]	2.07%	1.65%[5]	1.38%[5]
Portfolio Turnover Rate	0%[5]	7%	0%	7%

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Calculated based on average shares outstanding.
4 The average weighted expense ratio of the underlying funds was 0.20%.
5 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Chester Funds. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the six months ended March 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $66,395,000, consisting of unrealized gains of $69,060,000 on securities that had risen in value since their purchase and $2,665,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement 2045 Fund

D. During the six months ended March 31, 2006, the fund purchased $339,876,000 of investment securities and sold no investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Six Months Ended March 31, 2006	Year Ended September 30, 2005
	Shares (000)	Shares (000)

Issued	29,755	35,327

Issued in Lieu of Cash Distributions	720	149

Redeemed	(3,824)	(3,731)

Net Increase (Decrease) in Shares Outstanding	26,651	31,745

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using each fund’s average weighted expense ratio.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2006

	Beginning Account Value 9/30/2005	Ending Account Value 3/31/06	Expenses Paid During Period[1]
Based on Actual Fund Return
Income	$1,000.00	$1,009.95	$1.00
2005	1,000.00	1,018.97	1.01
2015	1,000.00	1,040.55	1.02
2025	1,000.00	1,050.69	1.02
2035	1,000.00	1,066.16	1.03
2045	1,000.00	1,076.91	1.04
Based on Hypothetical 5% Yearly Return
Income	$1,000.00	$1,023.93	$1.01
2005	1,000.00	1,023.93	1.01
2015	1,000.00	1,023.93	1.01
2025	1,000.00	1,023.93	1.01
2035	1,000.00	1,023.93	1.01
2045	1,000.00	1,023.93	1.01

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

1	The calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. The Target Retirement Funds’ annualized average weighted expense ratio as of March 31, 2006, are (in order as listed from top to bottom above) 0.20%, 0.20%, 0.20%, 0.20%, 0.20%, and 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Renew Advisory Arrangement

The board of trustees of Vanguard Target Retirement Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for each of the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others; however, no single factor determined whether or not the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the funds’ investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $690 billion in assets (stocks and bonds). Duane Kelly, the Vanguard principal responsible for the day-to-day management of the funds, has been with Vanguard since 1989.

The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the funds, including any periods of outperformance or underperformance compared with relevant benchmarks and peer groups. The board noted that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about the performance of the funds, including some of the data considered by the board, is contained in the Performance Summary pages of this report.

Cost

The board noted that the funds’ average weighted expense ratios were far below the average expense ratios for the Lipper groups that make up the funds’ composite benchmarks. The funds do not incur advisory expenses directly; however; the board noted that each of the underlying funds in which the Target Retirement Funds invest has advisory expenses well below the relevant peer-group average. Information about the Target Retirement Funds’ average weighted expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements pages for each fund.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that Vanguard’s low-cost arrangement with the Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc., since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, VIPER, VIPERS, Connect with Vanguard,
and the ship logo are trademarks of The Vanguard
Direct Investor Account Services > 800-662-2739	Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a request
in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3082 052006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2006

VANGUARD CHESTER FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 16, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.